As filed with the Securities and Exchange Commission on February 6, 2002.
                                                    Registration No. 333-_______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                          CONCORD COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Massachusetts                                       04-2710876
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                               600 Nickerson Road
                          Marlboro, Massachusetts 01752
                                 (508) 460-4646
               (Address of Principal Executive Offices) (Zip Code)

                      ------------------------------------

                2000 Non-Executive Employee Equity Incentive Plan
                            (Full title of the plan)

                      ------------------------------------

                                 John A. Blaeser
                      Chief Executive Officer and President
                          Concord Communications, Inc.
                               600 Nickerson Road
                          Marlboro, Massachusetts 01752
                                 (508) 460-4646
           (Name and address including zip code and telephone number, including area code, of agent for service)

                      ------------------------------------

                                    Copy to:

      Douglas A. Batt, Esq.                           Kevin M. Barry, Esq.
  CONCORD COMMUNICATIONS, INC.                  TESTA, HURWITZ & THIBEAULT, LLP
       600 Nickerson Road                               125 High Street
  Marlboro, Massachusetts 01752                   Boston, Massachusetts  02110
        (508) 460-4646                                  (617) 248-7000

                  --------------------------------------------


================================================================================

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================

                                                                      Proposed          Proposed
                                                                       Maximum           Maximum
                                                       Amount         Offering          Aggregate        Amount of
Title of Securities                                     to be         Price Per         Offering        Registration
to be Registered                                     Registered         Share             Price             Fee
---------------------------------------------------------------------------------------------------------------------
2000 Non-Executive Employee Equity Incentive Plan      500,000       $21.975(1)        $10,987,500       $1,010.85
Common Stock (Par Value $.01 Per Share)

TOTAL:                                                 500,000                                           $1,010.85
---------------------------------------------------------------------------------------------------------------------

(1) The price of $21.975 per share, which is the average of the high and low prices of the common stock of the registrant reported on the Nasdaq National Market on February 4, 2002, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h) and has been used only for those shares without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  PLAN INFORMATION.

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Commission are incorporated by reference in this registration statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed pursuant to the Exchange Act that contains audited financial statements for the fiscal year ended December 31, 2000;

         (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, filed pursuant to the Exchange Act; and

         (c) The section entitled "Description of Registrant's Securities to be Registered," contained in the Registrant's Registration Statement on Form 8-A, filed on September 12, 1997 pursuant to
                  Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Restated Articles of Organization of the Registrant and the Restated By-Laws provide for indemnification of the Registrant's directors and officers unless such indemnification is prohibited by the Massachusetts Business Corporation Law. The Massachusetts Business Corporation Law generally permits indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities, except with respect to any matter that the indemnified person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Reference is made to the Registrant's corporate charter filed as Exhibit 3.02 to the Registrant's registration statement on Form S-1 filed with the Commission on August 8, 1997, as amended (the "S-1") and Restated By-Laws filed as Exhibit 3.03 to the Registrant's S-1.

         Pursuant to an agreement between Charles River Partnership VII Limited Partnership and Mr. Richard M. Burnes, Jr., Charles River Partnership VII has agreed to indemnify Mr. Burnes against any liability incurred in his capacity as a director of the Registrant.

         The Registrant has entered into indemnification agreements with its directors and officers and has obtained directors and officers liability insurance for the benefit of its directors and officers.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

Exhibit No.    Description of Exhibit
-----------    ----------------------

    4.1 Restated Articles of Organization (filed as Exhibit 3.02 to the Registrant's Registration Statement on Form S-1 (File No. 333-33227) and incorporated herein by reference)

    4.2 Restated By-Laws (filed as Exhibit 3.03 to the Registrant's Registration Statement on Form S-1 (File No. 333-33227) and incorporated herein by reference)

    5.1        Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith).

   23.1        Consent of Testa, Hurwitz & Thibeault, LLP (contained in
               Exhibit 5.1).

   23.2        Consent of Arthur Andersen LLP (filed herewith).

   23.3        Consent of KPMG LLP (filed herewith).

24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Concord Communications, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Marlboro, Commonwealth of Massachusetts, on this 6th day of February, 2002.


                                       CONCORD COMMUNICATIONS, INC.

                                       By: /s/ John A. Blaeser
                                           -------------------------------------
                                           John A. Blaeser
                                           Chief Executive Officer and President


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Concord Communications, Inc., hereby severally constitute and appoint John A. Blaeser and Melissa H. Cruz, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this registration statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Concord Communications, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and all amendments thereto.
         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



           SIGNATURE                                 TITLE(S)                            DATE
           ---------                                 --------                            ----
/s/ John A. Blaeser                Chief Executive Officer, President and          February 6, 2002
-------------------------------     Director (Principal Executive Officer)
John A. Blaeser

/s/ Melissa H. Cruz                Executive Vice President, Business Services,    February 6, 2002
-------------------------------     Chief Financial Officer and Treasurer
Melissa H. Cruz                     (Principal Financial and Accounting Officer)

/s/ Frederick W. W. Bolander       Director                                        February 6, 2002
-------------------------------
Frederick W. W. Bolander

/s/ Richard M. Burnes, Jr.         Director                                        February 6, 2002
-------------------------------
Richard M. Burnes, Jr.

/s/ Deepak Kamra                   Director                                        February 6, 2002
-------------------------------
Deepak Kamra

/s/ Robert M. Wadsworth            Director                                        February 6, 2002
-------------------------------
Robert M. Wadsworth

                                  EXHIBIT INDEX


Exhibit No.                 Description of Exhibit                Page Number
-----------                 ----------------------                -----------

    4.1       Restated Articles of Organization (filed as
              Exhibit 3.02 to the Registrant's Registration
              Statement on Form S-1 (File No. 333-33227) and incorporated herein by reference)

    4.2       Restated By-Laws (filed as Exhibit 3.03 to the
              Registrant's Registration Statement on Form S-1
              (File No. 333-33227) and incorporated herein by reference)

    5.1       Opinion of Testa, Hurwitz & Thibeault, LLP

   23.1       Consent of Testa, Hurwitz & Thibeault, LLP
              (contained in Exhibit 5.1)

   23.2       Consent of Arthur Andersen LLP

   23.3       Consent of KPMG LLP

   24.1 Power of Attorney (included as part of the signature page to this Registration Statement)